UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 23, 2013

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HEIDRICK & STRUGGLES INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25837	36-2681268
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

233 South Wacker Drive, Suite 4200, Chicago, IL	60606-6303
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (312) 496-1200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of Heidrick & Struggles International, Inc. (the "Company") was held on May 23, 2013.

(b) The stockholders elected all of the Company's nominees for director to serve on the Board of Directors until the Company's annual meeting in 2016; approved the advisory vote on executive compensation; and ratified the appointment of KPMG LLP as the Company's independent registered accounting firm for the fiscal year 2013. The results of the matters submitted to stockholders were as follows:

1.	Election of Class II Directors:

	Shares For	Shares Withheld	Broker Non-Votes
Richard I. Beattie	14,991,943	219,641	1,847,831
John A. Fazio	15,016,986	194,598	1,847,831
Mark Foster	14,960,665	250,919	1,847,831

2.	Advisory Vote on Executive Compensation:

For	13,085,181
Against	2,093,890
Abstain	32,513
Broker Non-Votes	1,847,831

3.	Ratification of KPMG LLP:

For	16,998,843
Against	54,821
Abstain	5,751

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HEIDRICK & STRUGGLES INTERNATIONAL, INC.
(Registrant)

Date: May 30, 2013	By:	/s/ Stephen W. Beard
	Name:	Stephen W. Beard
	Title:	Executive Vice President, General Counsel, Chief Administrative Officer and Secretary